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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                October 24, 2005

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                              NAYNA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                       000-13822              83-0210455
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                       4699 OLD IRONSIDES DRIVE, SUITE 420
                          SANTA CLARA, CALIFORNIA 95054
          (Address of principal executive offices, including zip code)

                                 (408) 956-8000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 24, 2005, Nayna and South Seas Data, Inc. ("SSDI") entered into a Termination Agreement, pursuant to which Nayna and SSDI terminated the Agreement and Plan of Reorganization entered into between SSDI and Nayna on May 17, 2005 (the "Agreement"), except for Sections 6.5, 6.6, 6.13, and 10, which remain in full force and effect. The Agreement was terminated pursuant to Section 8.1(a) of the Agreement which provided that the Agreement could be terminated at any time with the mutual written consent of the parties. The Agreement was previously filed as an exhibit to Nayna's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NAYNA NETWORKS, INC.

                                       By: /s/ NAVEEN S. BISHT
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                                           Naveen S. Bisht
                                           President and Chief Executive Officer

Date:  October 24, 2005